GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at March 31, 2023 (Unaudited)

Shares	Common Stocks: 94.2%	Value
	Electrification: 30.8%
10,621	APTIV PLC	$1,191,570
15,702	Gentherm Inc.*	948,715
39,758	Infineon Technologies AG	1,630,086
37,337	Johnson Matthey PLC	915,499
2,431	LG Chem Ltd.	1,331,059
18,149	ON Semiconductor Corp.*	1,494,026
2,597	Samsung SDI Co., Ltd.	1,471,847
27,693	Sensata Technologies Holding*	1,385,204
80,000	Tianneng Power International	94,720
		10,462,726
	Energy Efficiency: 14.7%
18,456	Ameresco PLC*	908,404
4,860	Hubbell Inc.	1,182,487
116,998	Nibe Industrier AB - B Shares	1,335,049
7,614	Trane Technologies PLC	1,554,133
		4,980,073
	Renewable Energy Generation: 16.5%
669,000	China Longyuan Power Group Corp. - H Shares	762,740
1,348,000	China Suntien Green Energy Corp. Ltd. - H Shares	588,490
124,749	Iberdrola SA	1,355,066
17,580	Nextera Energy Inc.	362,072
13,572	Ormat Technologies Inc.	1,400,824
23,180	Sunnova Energy International Inc.*	1,150,498
		5,619,690
	Renewable Equipment Manufacturing: 32.2%
30,025	Canadian Solar Inc.*	1,195,295
7,327	Eaton Corp PLC	1,255,408
16,007	Enphase Energy Inc.*	1,839,615
3,788	First Solar Inc.*	887,588
8,458	Itron Inc.*	796,541
7,847	Legrand SA	717,680
7,697	Schneider Electric SE	1,285,735
2,260	Solaredge Technologies Inc.*	686,927
18,412	TPI Composites Inc.*	240,277
42,900	Vestas Wind Systems A/S	1,242,316
658,200	Xinyi Solar Holdings Ltd.	789,438
		10,936,820

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at March 31, 2023 (Unaudited)

Shares	Common Stocks: 94.2%	Value
	Total Common Stocks	$31,999,309
	(cost $29,247,058)

	Total Investments in Securities	31,999,309
	(cost $29,247,058): 94.2%

	Other Assets less Liabilities: 5.8%	1,962,787

	Net Assets: 100.0%	$33,962,096

*	Non-income producing security.

PLC - Public Limited Company